UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Act of 1934

Date of Report: August 7, 2003

WILD OATS MARKETS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-21577 Commission File Number	84-1100630 (I.R.S. Employer Identification No.)

3375 Mitchell Lane

Boulder, Colorado 80301

(Address of principal executive offices, including zip code)

(303) 440-5220

(Registrant's telephone number, including area code)

TABLE OF CONTENTS

Page
Item 12.	Results of Operations and Financial Condition

SIGNATURES

Item 12. Results of Operations and Financial Condition.

The Registrant issued the press release regarding the results of operations and financial condition for the period ended June 28, 2003, attached as Exhibit 99.1 to this Current Report on Form 8-K, on August 7, 2003.

Exhibits

Exhibit 99.1 Press Release of the Registrant Dated August 7, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 7th day of August 2003.

Wild Oats Markets, Inc.

By /s/ Freya R. Brier

Executive Officer